Other payables	6 Months Ended
Jun. 30, 2024
Other payables
Other payables

20.Other payables

	As at
	June 30,	December 31,
(in EUR 000)	2024	2023
Holiday pay accrual	709	791
Salary	2,178	1,801
Accrued expenses	268	250
Foreign currency swap - current	64	90
Other	330	200
Total other payables	3,549	3,132

The increase of €417,000 in other payables as at June 30, 2024, compared to December 31, 2023, is mainly due to an increase by €377,000 in salaries payable.

In order to be consistent with the current period’s presentation, in the condensed consolidated financial statement as at March 31, 2024 an immaterial correction has been made to certain comparatives on the face of the consolidated statement of financial position. Accrued expenses of € 1.9 million have been reclassified from Other payables to Trade payables as at December 31, 2023 since these balances are similar in nature to Invoices to be received that are already presented as Trade payables. We refer to note 2 and 18.